EXHIBIT 4.26

EXECUTION COPY

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

August 17, 2004

Between

CONSTELLATION BRANDS, INC.,

The SUBSIDIARY GUARANTORS Party Hereto,

The LENDERS Party Hereto

JPMORGAN CHASE BANK,
as Administrative Agent

and

J.P. MORGAN EUROPE LIMITED,
as London Agent

J.P. MORGAN SECURITIES INC.,
as Sole and Exclusive Arranger and Bookrunner

U.S.$1,245,000,000

THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 17, 2004 between CONSTELLATION BRANDS, INC. (the "Borrower"), the SUBSIDIARY GUARANTORS party hereto, certain REVOLVING LENDERS party to the Existing Credit Agreement referred to below, the LENDERS referred to below as "New Tranche A Term Loan Lenders" and "New Tranche B Term Loan Lenders", JPMORGAN CHASE BANK, as Administrative Agent and J.P. MORGAN EUROPE LIMITED, as London Agent.

W I T N E S S E T H:

The Borrower, certain subsidiaries of the Borrower, certain lenders, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Europe Limited, as London agent, are party to the Second Amended and Restated Credit Agreement dated as of October 31, 2003 (as amended and in effect immediately before giving effect to the amendment and restatement contemplated hereby, the "Existing Credit Agreement"). Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

The parties hereto wish to amend and restate the Existing Credit Agreement (as so amended and restated, the "Credit Agreement") to provide for a refinancing of (i) the Tranche A Term Loans outstanding immediately before giving effect to the amendment and restatement contemplated hereby with the proceeds of new loans to be made by the New Tranche A Term Loan Lenders under the Credit Agreement and (ii) the Tranche B Term Loans outstanding immediately before giving effect to the amendment and restatement contemplated hereby with the proceeds of new loans to be made by the New Tranche B Term Loan Lenders under the Credit Agreement.

Accordingly, the parties hereto hereby agree that the Existing Credit Agreement shall, with effect as of the Effective Date (as defined below), be amended and restated to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments set forth in Section 1 below:

Section 1. Amendments. Subject to Section 3 hereof, the Existing Credit Agreement is hereby amended as follows:

A. General. Direct and indirect references in the Existing Credit Agreement to the Existing Credit Agreement shall be deemed to be references to the Credit Agreement (as defined above).

B. Applicable Rate. The first paragraph of the definition of "Applicable Rate" in the Existing Credit Agreement and the schedule set forth in said definition are deleted in their entirety and replaced with the following:

"means, for any day, with respect to any ABR Borrowing (including any Swingline ABR Borrowing), Eurocurrency Borrowing or Swingline FFBR Borrowing, or with respect to the commitment fees payable hereunder, as the case may be, (x) 0.50% in the case of any ABR Borrowing of Tranche B Term Loans, and 1.50% per annum in the case of any Eurocurrency Borrowing of Tranche B Term Loans, and (y) for each other Borrowing and commitment fees payable hereunder, the rate per annum set forth in the schedule below, as applicable, based upon the Debt Ratio as of the most recent determination date:

Debt Ratio:	U.S. Dollar Revolving, and Swingline Loan: ABR Rate and Swingline FFBR Rate	U.S. Dollar Revolving and Australian Dollar Revolving: Eurodollar Rate	Tranche A Term Loan: ABR Rate	Tranche A Term Loan: Eurodollar Rate	Commitment Fee Rate
Category 1 = 4.50x	1.50	2.50	0.50	1.50	0.50
Category 2 < 4.50x and = 4.00x	1.25	2.25	0.50	1.50	0.50
Category 3 < 4.00x and = 3.50x	1.00	2.00	0.50	1.50	0.50
Category 4 < 3.50x and = 3.00x	0.75	1.75	0.25	1.25	0.375
Category 5 < 3.00x and = 2.50x	0.50	1.50	0.25	1.25	0.375
Category 6 < 2.50x	0.50	1.50	0.00	1.00	0.375
"

C. Definitions. The definitions of "New Lender Addendum", "Second Amended and Restated Credit Agreement" and "Tranche B Refinancing Effective Date" in Section 1.01 of the Existing Credit Agreement are deleted in their entirety. In addition, Section 1.01 of the Existing Credit Agreement is amended by adding the following new defined terms (to the extent not already included in said Section 1.01) and inserting the same in their appropriate alphabetical locations and by amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

"Continuing Tranche A Term Loan Lender" means a New Tranche A Term Loan Lender that was also an Existing Tranche A Term Loan Lender.

"Continuing Tranche B Term Loan Lender" means a New Tranche B Term Loan Lender that was also an Existing Tranche B Term Loan Lender.

"Existing Tranche A Term Loan" means a Loan made pursuant to Section 2.01(c) of the Existing Credit Agreement.

"Existing Tranche A Term Loan Lender" means a Person holding an outstanding Existing Tranche A Term Loan on the 2004 Refinancing Effective Date.

"Existing Tranche B Term Loan" means a Loan made pursuant to the last sentence of Section 2.01(d) of the Existing Credit Agreement.

"Existing Tranche B Term Loan Lender" means a Person holding an outstanding Existing Tranche B Term Loan on the 2004 Refinancing Effective Date.

"New Tranche A Term Loan" means a Loan made pursuant to the last sentence of Section 2.01(c), which may be an ABR Loan and/or a Eurocurrency Loan.

"New Tranche A Term Loan Lender" means a Person identified as a New Tranche A Term Loan Lender on the signature pages of the Third Amended and Restated Credit Agreement (each of whom shall be deemed a Tranche A Term Loan Lender upon and after the making of the New Tranche A Term Loans).

"New Tranche B Term Loan" means a Loan made pursuant to the last sentence of Section 2.01(d), which may be an ABR Loan and/or a Eurocurrency Loan.

"New Tranche B Term Loan Lender" means a Person identified as a New Tranche B Term Loan Lender on the signature pages of the Third Amended and Restated Credit Agreement (each of whom shall be deemed a Tranche B Term Loan Lender upon and after the making of the New Tranche B Term Loans).

"Third Amended and Restated Credit Agreement" means the Third Amended and Restated Credit Agreement dated as of August 17, 2004 amending and restating this Agreement.

"Tranche A Term Loan Refinancing Commitment" means, for each New Tranche A Term Loan Lender, the amount set forth opposite the name of such New Tranche A Term Loan Lender on the signature pages of the Third Amended and Restated Credit Agreement under the caption "Tranche A Term Loan Refinancing Commitment".

"Tranche B Term Loan Refinancing Commitment" means, for each New Tranche B Term Loan Lender, the amount set forth opposite the name of such New Tranche B Term Loan Lender on the signature pages of the Third Amended and Restated Credit Agreement under the caption "Tranche B Term Loan Refinancing Commitment".

"2004 Refinancing Effective Date" means the "Effective Date" as defined in the Third Amended and Restated Credit Agreement.

D. New Tranche A Term Loans. Section 2.01(c) of the Existing Credit Agreement shall be amended by adding at the end thereof:

"In addition, on the 2004 Refinancing Effective Date:

(i) subject to the conditions set forth in paragraph (v) below in this Section 2.01(c), each New Tranche A Term Loan Lender shall make a loan to the Borrower in U.S. Dollars in a principal amount equal to its Tranche A Term Loan Refinancing Commitment;

(ii) (x) the proceeds of the New Tranche A Term Loans and the amount received by the Administrative Agent pursuant to clause (y)(1) below shall be directly applied by the Administrative Agent to the prepayment in full of the principal amount of the Existing Tranche A Term Loans then outstanding and (y) the Borrower shall pay to the Administrative Agent for the account of the Existing Tranche A Term Loan Lenders (1) the excess, if any, of the principal amount of the Existing Tranche A Term Loans then outstanding over the proceeds of the New Tranche A Term Loans to be applied by the Administrative Agent as provided in the immediately preceding clause (x) such that the principal amount of the Existing Tranche A Term Loans then outstanding shall be prepaid in full plus (2) all accrued and unpaid interest on the Existing Tranche A Term Loans, all amounts (if any) required by Section 2.15 to be paid to the Existing Tranche A Term Loan Lenders as a result of such prepayment and all other amounts owing by it to the Existing Tranche A Term Loan Lenders under the Loan Documents;

(iii) each Continuing Tranche A Term Loan Lender that shall maintain or increase its lending commitment may, by notice to the Administrative Agent, with respect to an amount equal to the aggregate principal amount of its Existing Tranche A Term Loans then outstanding, make its New Tranche A Term Loans under paragraph (i) above and receive prepayment under clause (x) of paragraph (ii) above by continuing its Existing Tranche A Term Loans rather than by disbursing and receiving new funds, and such Continuing Tranche A Term Loan Lender shall only be required to disburse new funds under said paragraph (i) in an amount equal to the excess of its Tranche A Term Loan Refinancing Commitment over the aggregate outstanding principal amount of its Existing Tranche A Term Loan;

(iv) subject to the satisfaction of the requirements set forth in paragraphs (i) and (ii) above, and for all purposes of the Loan Documents, (x) the New Tranche A Term Loans shall be treated as and deemed to be Tranche A Term Loans, (y) the New Tranche A Term Loan Lenders shall be treated as and deemed to be Tranche A Term Loan Lenders and (z) the Existing Tranche A Term Loan Lenders that are not Continuing New Tranche A Term Loan Lenders shall cease to be Tranche A Term Loan Lenders;

(v) the obligation of each New Tranche A Term Loan Lender to make a New Tranche A Term Loan is subject to the satisfaction of the following conditions:

(a) the representations and warranties of the Borrower set forth in this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party (but as to such other Loan Documents, in all material respects), shall be true and correct on and as of the 2004 Refinancing Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(b) at the time of and immediately after giving effect to such New Tranche A Term Loan, no Default shall have occurred and be continuing; and

(c) the Borrower shall have remitted to the Administrative Agent sufficient funds for the satisfaction of its obligations under clause (y) of paragraph (ii) above; and

(vi) the Borrower shall be deemed to have made a representation and warranty as to the matters specified in the preceding clause (v)."

E. New Tranche B Term Loans. The last sentence of Section 2.01(d) of the Existing Credit Agreement is amended in its entirety to read as follows:

"In addition, on the 2004 Refinancing Effective Date:

(i) subject to the conditions set forth in paragraph (v) below in this Section 2.01(d), each New Tranche B Term Loan Lender shall make a loan to the Borrower in U.S. Dollars in a principal amount equal to its Tranche B Term Loan Refinancing Commitment;

(ii) (x) the proceeds of the New Tranche B Term Loans and the amount received by the Administrative Agent pursuant to clause (y)(1) below shall be directly applied by the Administrative Agent to the prepayment in full of the principal amount of the Existing Tranche B Term Loans then outstanding and (y) the Borrower shall pay to the Administrative Agent for the account of the Existing Tranche B Term Loan Lenders (1) the excess, if any, of the principal amount of the Existing Tranche B Term Loans then outstanding over the proceeds of the New Tranche B Term Loans to be applied by the Administrative Agent as provided in the immediately preceding clause (x) such that the principal amount of the Existing Tranche B Term Loans then outstanding shall be prepaid in full plus (2) all accrued and unpaid interest on the Existing Tranche B Term Loans, all amounts (if any) required by Section 2.15 to be paid to the Existing Tranche B Term Loan Lenders as a result of such prepayment and all other amounts owing by it to the Existing Tranche B Term Loan Lenders under the Loan Documents;

(iii) each Continuing Tranche B Term Loan Lender that shall maintain or increase its lending commitment may, by notice to the Administrative Agent, with respect to an amount equal to the aggregate principal amount of its Existing Tranche B Term Loans then outstanding, make its New Tranche B Term Loans under paragraph (i) above and receive prepayment under clause (x) of paragraph (ii) above by continuing its Existing Tranche B Term Loans rather than by disbursing and receiving new funds, and such Continuing Tranche B Term Loan Lender shall only be required to disburse new funds under said paragraph (i) in an amount equal to the excess of its Tranche B Term Loan Refinancing Commitment over the aggregate outstanding principal amount of its Existing Tranche B Term Loan;

(iv) subject to the satisfaction of the requirements set forth in paragraphs (i) and (ii) above, and for all purposes of the Loan Documents, (x) the New Tranche B Term Loans shall be treated as and deemed to be Tranche B Term Loans, (y) the New Tranche B Term Loan Lenders shall be treated as and deemed to be Tranche B Term Loan Lenders and (z) the Existing Tranche B Term Loan Lenders that are not Continuing Tranche B Term Loan Lenders shall cease to be Tranche B Term Loan Lenders;

(v) the obligation of each New Tranche B Term Loan Lender to make a New Tranche B Term Loan is subject to the satisfaction of the following conditions:

(a) the representations and warranties of the Borrower set forth in this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party (but as to such other Loan Documents, in all material respects), shall be true and correct on and as of the 2004 Refinancing Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(b) at the time of and immediately after giving effect to such New Tranche B Term Loan, no Default shall have occurred and be continuing; and

(c) the Borrower shall have remitted to the Administrative Agent sufficient funds for the satisfaction of its obligations under clause (y) of paragraph (ii) above; and

(vi) the Borrower shall be deemed to have made a representation and warranty as to the matters specified in the preceding clause (v)."

F.  Amortization of New Tranche B Term Loans. Section 2.09(a)(iv) shall be amended in its entirety to read as follows:

"(iv) to the Administrative Agent for account of the Tranche B Term Loan Lenders the outstanding principal amount of the Tranche B Term Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date (subject to adjustment pursuant to the first sentence of paragraph (b) of this Section):

Principal Payment Date	Amount (U.S.$)

May 31, 2005	1,250,000
August 31, 2005	1,250,000
November 30, 2005	1,250,000
February 28, 2006	1,250,000
May 31, 2006	1,250,000
August 31, 2006	1,250,000
November 30, 2006	1,250,000
February 28, 2007	1,250,000
May 31, 2007	1,250,000
August 31, 2007	1,250,000
November 30, 2007	1,250,000
February 29, 2008	121,562,500
May 31, 2008	121,562,500
August 31, 2008	121,562,500
November 30, 2008	121,562,500

G. Commitment Fees. Section 2.11(a) shall be amended by inserting the following sentence immediately after the second sentence thereof:

"For the avoidance of doubt (and notwithstanding any other provision of this Agreement), for all purposes of this Section 2.11(a), outstanding Swingline Loans shall not constitute a usage of the Revolving Loan Commitments."

Section 2. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties set forth in the Credit Agreement, and of each Obligor in each of the other Loan Documents to which it is party (but as to such other Loan Documents, in all material respects), are true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and as if each reference to the "Credit Agreement", or similar words of import, included reference to this Third Amended and Restated Credit Agreement and (ii) at the time of and immediately after giving effect to this Third Amended and Restated Credit Agreement, no Default has occurred and is continuing.

Section 3. Conditions Precedent. The amendments to the Existing Credit Agreement contemplated by Section 1 hereof shall become effective on the date (the "Effective Date") on which each of the following conditions has been satisfied:

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(i) Executed Counterparts. From the Obligors, Revolving Lenders that constitute the Required Lenders as of the Effective Date and the New Tranche A Term Loan Lenders and the New Tranche B Term Loan Lenders under the Credit Agreement either (i) counterparts of this Third Amended and Restated Credit Agreement signed on their behalf or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Third Amended and Restated Credit Agreement) that they have signed counterparts of this Third Amended and Restated Credit Agreement or have otherwise agreed to the terms and conditions hereof and to be bound hereby, together with evidence that under the Credit Agreement the aggregate amount of the Tranche A Term Loan Refinancing Commitments is $345,000,000 and the Aggregate amount of the Tranche B Term Loan Refinancing Commitments is $500,000,000.

(ii) Opinion of Counsel to the Obligors. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Nixon Peabody LLP, U.S. counsel for the Obligors (and each such Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(iii) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the borrowings in respect of the Term Loans and any other legal matters relating to the Obligors.

(iv) Notices. A duly completed notice of prepayment for the Term Loans pursuant to Section 2.10(e) of the Existing Credit Agreement and a duly completed Borrowing Request for the New Tranche A Term Loans and the New Tranche B Term Loans (which Borrowing Request the parties hereto hereby agree shall be deemed to be a notice contemplated by Section 2.15(c) of the Existing Credit Agreement as if the New Tranche A Term Loans and the New Tranche B Term Loans were Loans, and the New Tranche A Term Loan Lenders and the New Tranche B Term Loan Lenders were Lenders, for purposes thereof whether or not the Effective Date occurs), specifying the Effective Date as the requested date of such prepayment and borrowing and dated at least three Business Days prior to the Effective Date.

(v) U.S. Pledge Agreement. From the Obligors party to the U.S. Pledge Agreement, an amendment to the U.S. Pledge Agreement in form and substance reasonably acceptable to the Administrative Agent pursuant to which the therein referenced terms "Swap Indebtedness" and "Secured Obligations" shall be amended to include obligations of any Subsidiary Guarantor in respect of Hedging Agreements entered into by such Subsidiary Guarantor with any Lender or an affiliate of any Lender (and each Lender party hereto hereby consents to such amendment pursuant to Section 10.02(c) of the Credit Agreement).

(vi) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to JPMorgan Chase may reasonably request.

(b) Payment of Fees and Expenses. The payment by the Borrower to the Administrative Agent for the account of J.P. Morgan Securities Inc. of such fees and expenses (including the reasonable fees and expenses of counsel to the extent that statements for such fees and expenses have been delivered to the Borrower) as have been agreed to be paid in connection with this Third Amended and Restated Credit Agreement.

Section 4. Ratification. The Obligors hereby confirm their obligations and the Liens granted by them under the respective Loan Documents to which they are parties and hereby represent, warrant and confirm that, with effect as of the Effective Date, all references in such Loan Documents to the Existing Credit Agreement fully and effectively mean the Credit Agreement without impairing any such obligations or Liens in any respect.

Section 5. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Third Amended and Restated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Third Amended and Restated Credit Agreement by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Third Amended and Restated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CONSTELLATION BRANDS, INC.

By /s/ Thomas S. Summer
Name:	Thomas S. Summer
Title:	Executive Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS

ALLBERRY, INC. BRL HARDY (USA) INC. BRL HARDY INVESTMENTS (USA) INC. CLOUD PEAK CORPORATION FRANCISCAN VINEYARDS, INC. MT. VEEDER CORPORATION PACIFIC WINE PARTNERS LLC

By /s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President and Assistant Treasurer

CANANDAIGUA WINE COMPANY, INC. CONSTELLATION INTERNATIONAL HOLDINGS LIMITED ROBERTS TRADING CORP.

By /s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Assistant Treasurer

BARTON INCORPORATED
BARTON BRANDS, LTD.
BARTON BEERS, LTD.
BARTON BEERS OF WISCONSIN, LTD.
BARTON BRANDS OF CALIFORNIA, INC.
BARTON BRANDS OF GEORGIA, INC.
BARTON CANADA, LTD.
BARTON DISTILLERS IMPORT CORP.
MONARCH IMPORT COMPANY
BARTON FINANCIAL CORPORATION

By /s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President

NOBILO HOLDINGS

By /s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President and Treasurer

CANANDAIGUA LIMITED

By /s/ Thomas S. Summer
Name:	Thomas S. Summer
Title:	Finance Director

CBI AUSTRALIA HOLDINGS PTY LIMITED CONSTELLATION AUSTRALIA PTY LIMITED

By /s/ Thomas S. Summer
Name:	Thomas S. Summer
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, individually and as Issuing Lender and Administrative Agent

By /s/ John C. Riordan
Name:	John C. Riordan
Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as London Agent

By /s/ John C. Riordan
Name:	John C. Riordan
Title:	Vice President

CoBank, ABC, as Revolving Lender

By /s/ Sushim R. Shah
Name:	Sushim R. Shah
Title:	Vice President

[to be completed by each Revolving Lender]

COOPERATIEVE CENTRALE RAIFFEINSEN-BOERENLEENBANK B.A., "Rabobank International," New York Branch, as Revolving Lender

By /s/ Betty Mills

Name:	Betty Mills
Title:	Executive Director

By /s/Rebecca Morrow

Name:	Rebecca Morrow
Title:	Executive Director

Wells Fargo Bank, N.A., as Revolving Lender

By /s/ Michelle Saenz
Name:	Michelle Saenz
Title:	Vice President

[to be completed by each Revolving Lender]

The Bank of Nova Scotia, as Revolving Lender

By /s/ Todd S. Meller
Name:	Todd S. Meller
Title:	Managing Director

SunTrust Bank, as Revolving Lender

By /s/ Mike Lapresi
Name:	Mike Lapresi
Title:	Managing Director

Commonwealth Bank of Australia, Grand Cayman Branch, as Revolving Lender

By /s/ Roger Knott
Name:	Roger Knott
Title:	Head of Risk Management, Americas

FLEET NATIONAL BANK, a Bank of America Company, as Swingline Lender and Revolving Lender

By /s/ Colleen O'Brien
Name:	Colleen O'Brien
Title:	Vice President

Revolving Loan Commitment: $26,000,000.00*

* Reflects the combined commitments of Fleet National Bank and Bank of America, N.A.

HARRIS TRUST AND SAVINGS BANK, as Revolving Lender

By /s/ William A. Bishop
Name:	William A. Bishop
Title:	Managing Director

[to be completed by each Revolving Lender]

BARCLAYS BANK PLC, as Revolving Lender

By /s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

HSBC Bank USA, National Association, as Revolving Lender

By /s/ Richard L. Ford
Name:	Richard L. Ford
Title:	Vice President

[to be completed by each Revolving Lender]

M&T Bank, as Revolving Lender

By /s/ Philip M. Smith
Name:	Philip M. Smith
Title:	Regional Senior Vice President

Farm Credit Services of Mid-America, PCA, as Revolving Lender

By /s/ Gregory A. Beachy
Name:	Gregory A. Beachy
Title:	Vice President-Risk Management

[to be completed by each Revolving Lender]

United Overseas Bank Limited, New York Agency as Revolving Lender

By /s/ Kwong Yew Wong
Name:	Kwong Yew Wong
Title:	Agent & General Manager

By /s/ Philip Cheong
Name:	Philip Cheong
Title:	VP& Deputy General Manager

Citicorp North America, Inc., as Revolving Lender

By /s/ Robert Kane
Name:	Robert Kane
Title:	Vice President

AMERICA AGCREDIT, PCA

By /s/ James Cooper
Name:	James Cooper
Title:	Vice President

UBS AG, Cayman Islands Branch, as Revolving Lender

By /s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director Banking Products Services, US

By /s/ Salloz Sikka
Name:	Salloz Sikka
Title:	Associate Director Banking Products Services, US

[to be completed by each Revolving Lender]

Credit Industriel et Commercial as Revolving Lender

By /s/ Anthony Rock /s/ Brian O'Leary
Name:	Anthony Rock Brian O'Leary
Title:	Vice President Vice President

KEYBANK NATIONAL ASSOCIATION, as Revolving Lender

By /s/ David J. Wechter
Name:	David J. Wechter
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Revolving Lender

By /s/ John W. Ball
Name:	John W. Ball
Title:	Vice President

Merrill Lynch Business Financial Services Inc., as Revolving Lender

By /s/ Timothy G. Beh
Name:	Timothy G. Beh
Title:	Vice President

THE BANK OF NEW YORK, as Revolving Lender

By /s/ David S. Csatari
Name:	David S. Csatari
Title:	Vice President

JPMORGAN CHASE BANK, as New Tranche A Term Loan Lender

By /s/ John C. Riordan
Name:	John C. Riordan
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment $26,521,875

CoBank, ACB, as New Tranche A Term Loan Lender

By /s/ Sushim R. Shah
Name:	Sushim R. Shah
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $59,501,101.00

[to be completed by each New Tranche A Term Loan Lender]

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank International," New York Branch, as New Tranche A Term Loan Lender

By /s/ Betty Mills
Name:	Betty Mills
Title:	Executive Director

By /s/ Rebecca Morrow
Name:	Rebecca Morrow
Title:	Executive Director

New Tranche A Term Loan Refinancing Commitment: $28,893,750

Wells Fargo Bank, N.A., as New Tranche A Term Loan Lender

By /s/ Michelle Saenz
Name:	Michelle Saenz
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $17,250,000.00

[to be completed by each New Tranche A Term Loan Lender]

The Bank of Nova Scotia, as New Tranche A Term Loan Lender

By /s/ Todd S. Meller
Name:	Todd S. Meller
Title:	Managing Director

New Tranche A Term Loan Refinancing Commitment: $17,250,000

SunTrust Bank, as New Tranche A Term Loan Lender

By /s/ Mike Lapresi
Name:	Mike LaPresi
Title:	Managing Director

New Tranche A Term Loan Refinancing Commitment $17,250,000

Commonwealth Bank of Australia, Grand Cayman Branch, as New Tranche A Term Loan Lender

By /s/ Roger Knott
Name:	Roger Knott
Title:	Head of Risk Management, Americas

New Tranche A Term Loan Refinancing Commitment: USD15,525,000.00

FLEET NATIONAL BANK, a Bank of America Company, as New Tranche A Term Loan Lender

By /s/ Colleen O'Brien
Name:	Colleen O'Brien
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $22,425,000.00

HARRIS TRUST AND SAVINGS BANK, as New Tranche A Term Loan Lender

By /s/ William A. Bishop
Name:	William A. Bishop
Title:	Managing Director

New Tranche A Term Loan Refinancing Commitment: $11,212,500

[to be completed by each New Tranche A Term Loan Lender]

BARCLAYS BANK PLC, as New Tranche A Term Loan Lender

By /s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $11,212,500

HSBC BANK USA, National Association, as New Tranche A Term Loan Lender

By /s/ JohnM. Carroll
Name:	John M. Carroll
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $11,212,500.00

[to be completed by each New Tranche A Term Loan Lender]

M&T Bank, as new Tranche A Term Loan Lender

By /s/ Philip M. Smith
Name:	Philip M. Smith
Title:	Regional Senior Vice President

New Tranche A Term Loan Refinancing Commitment: $10,781,250.00

Farm Credit Services of Mid-America, PCA, as New Tranche A Term Loan Lender

By /s/ Gregory A. Beachy
Name:	Gregory A. Beachy
Title:	Vice President-Risk Management

New Tranche A Term Loan Refinancing Commitment: $10,350,000.00

[to be completed by each New Tranche A Term Loan Lender]

United Overseas Bank Limited, New York Agency as New Tranche A Term Loan Lender

By /s/ Kwong Yew Wong
Name:	Kwong Yew Wong
Title:	Agent & General Manager

By /s/ Philip Cheong
Name:	Philip Cheong
Title:	for its VP & Deputy General Manager

New Tranche A Term Loan Refinancing Commitment: US$9,487,500.00

Citicorp North America, inc., as New Tranche A Term Loan Lender

By /s/ Robert Kane
Name:	Robert Kane
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $2,371,875

American AgCredit, PCA, as New Tranche A Term Loan Lender

By /s/ James Cooper
Name:	James Cooper
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $7,773,898.68

UBS AG, Cayman Islands Branch, as New Tranche A Term Loan Lender

By /s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director Banking Products Services, US

By /s/ Salloz Sikka
Name:	Salloz Sikka
Title:	Associate Director Banking Products Services, US

New Tranche A Term Loan Refinancing Commitment: $7,762,500

[to be completed by each New Tranche A Term Loan Lender]

Credit Industriel et Commercial as New Tranche A Term Loan Lender

By /s/ Anthony Rock /s/ Brian O'Leary
Name:	Anthony Rock Brian O'Leary
Title:	Vice President Vice President

New Tranche A Term Loan Refinancing Commitment: $7,546,875

KEYBANK NATIONAL ASSOCIATION, as New Tranche A Term Loan Lender

By /s/ Michael J. Vegh
Name:	Michael J. Vegh
Title:	Assistant Vice President

New Tranche A Term Loan Refinancing Commitment: $7,546,875

U.S. BANK NATIONAL ASSOCIATION, as New Tranche A Term Loan Lender

By /s/ John W. Ball
Name:	John W. Ball
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $7,546,875

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as New Tranche A Term Loan Lender

By /s/ Douglas I. Glickman
Name:	Douglas I. Glickman
Title:	Vice President

By /s/ Charles W. Polet
Name:	Charles W. Polet
Title:	Assistant Treasurer

New Tranche A Term Loan Refinancing Commitment: $14,878,125.00

THE BANK OF NEW YORK, as New Tranche A Term Loan Lender

By /s/ David S. Csatari
Name:	David S. Csatari
Title:	Vice President

New Tranche A Term Loan Refinancing Commitment: $6,468,750

[to be completed by each New Tranche A Term Loan Lender]

The Norinchukin Bank, New York Branch, as New Tranche A Term Loan Lender

By /s/ Toshifumi Tsukitani
Name:	Toshifumi Tsukitani
Title:	General Manager

New Tranche A Term Loan Refinancing Commitment: $6,468,750

[to be completed by each New Tranche A Term Loan Lender]

ERSTE BANK NEW YORK, as New Tranche A Term Loan Lender

By /s/ Paul Judicke
Name:	Paul Judicke
Title:	Director Erste Bank New York Branch

New Tranche A Term Loan Refinancing Commitment: $7,762,500.00

By /s/ John Fay
John Fay Vice President Erste Bank New York Branch

JPMORGAN CHASE BANK, as New Tranche B Term Loan Lender

By /s/ John C. Riordan
Name:	John C. Riordan
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $236,775,667.85

WINGED FOOT FUNDING TRUST, as New Tranche B Term Loan Lender

By /s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Authorized Agent

New Tranche B Term Loan Refinancing Commitment: 3,750,000.00

JUPITER LOAN FUNDING LLC, as New Tranche B Term Loan Lender

By /s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

New Tranche B Term Loan Refinancing Commitment: $1,875,000.00

PINEHURST TRADING, INC., as New Tranche B Term Loan Lender

By /s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

New Tranche B Term Loan Refinancing Commitment: $4,375,000.00

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender Pacifica CDOII, Ltd., by Alcentra

By /s/ Anna Popovici
Name:	Anna Popovici
Title:	Associate

New Tranche B Term Loan Refinancing Commitment: $2,500,000

American AgCredit, PCA, as New Tranche B Term Loan Lender

By /s/ James Cooper
Name:	James Cooper
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $1,250,000.00

[to be completed by each New Tranche B Term Loan Lender]

American Express Certificate Company By: American Express Asset Management Group as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

New Tranche B Term Loan Refinancing Commitment: 625,000

[to be completed by each New Tranche B Term Loan Lender]

Centurion CDO II, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

New Tranche B Term Loan Refinancing Commitment: 937,500

[to be completed by each New Tranche B Term Loan Lender]

Centurion CDO VI, Ltd. By: American Express Asset Management Group, as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

New Tranche B Term Loan Refinancing Commitment: 937,500

[to be completed by each New Tranche B Term Loan Lender]

IDS Life Insurance Company By: American Express Asset Management Group, Inc., as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

New Tranche B Term Loan Refinancing Commitment: 625,000

(to be completed by each New Tranche B Term Loan Lender)

KZH CYPRESSTREE-1 LLC

By /s/ Dorian Herrera
Name:	Dorian Herrera
Title:	Authorized Agent

New Tranche B Term Loan Refinancing Commitment: $3,750,000.00

(to be completed by each New Tranche B Term Loan Lender)

KZH Sterling LLC

By /s/ Dorian Herrera
Name:	Dorian Herrera
Title:	Authorized Agent

New Tranche B Term Loan Refinancing Commitment: $2,187,500.00

(to be completed by each New Tranche B Term Loan Lender)

Sequils-Centurion V, Ltd. By: American Express Asset Management Group, Inc., as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

New Tranche B Term Loan Refinancing Commitment: 937,500

[to be completed by each New Tranche B Term Loan Lender]

Centurion CDO VII, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

New Tranche B Term Loan Refinancing Commitment: 4,750,000

[to be completed by each New Tranche B Term Loan Lender]

Centurion CDO III, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

New Tranche B Term Loan Refinancing Commitment: 1,250,000

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender APEX (IDM) CDO I, LTD. By: Babson Capital Management LLC as Collateral Manager

By /s/ David P. Wells, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 2,731,328.65

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender BABSON CLO LTD. 2003-I By: Babson Capital Management LLC as Collateral Manager

By /s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 1,666,666.07

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender ELC (CAYMAN) LTD. By: Babson Capital Management LLC as Collateral Manager

By /s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 1,250,000.00

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender SUFFIELD CLO, LIMITED By: Babson Capital Management LLC as Collateral Manager

By /s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 2,500,000.00

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender TRYON CLO, LTD. 2000-I By: Babson Capital Management LLC as Collateral Manager

By /s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 1,458,333.33

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender ELC (CAYMAN) LTD. CDO SERIES 1999-I By: Babson Capital Management LLC as Collateral Manager

By /s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 3,458,333.33

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender ELC (CAYMAN) LTD. 1999-III By: Babson Capital Management LLC as Collateral Manager

By /s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 1,458,333.33

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender ELC (CAYMAN) LTD. 2000-I By: Babson Capital Management LLC\ as Collateral Manager

By /s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 1,458,333.33

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender BILL & MELINDA GATES FOUNDATION By: Babson Capital Management LLC as Investment Adviser

By /s/ MaryAnn Spencer
Name:	MaryAnn Spencer
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 833,333.33

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B
Term Loan Lender
MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC
under delegated authority from Massachusetts Mutual
Life Insurance Company as Investment Manager

By /s/ MaryAnn Spencer
Name:	MaryAnn Spencer
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 4,285,714.29

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Advisor

By /s/ MaryAnn Spencer
Name:	MaryAnn Spencer
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: $2,930,873.73

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B
Term Loan Lender
SIMSBURY CLO, LIMITED
By: Babson Capital Management LLC
under delegated authority from Massachusetts
Mutual Life Insurance Company as Collateral Manager

By /s/ MaryAnn Spencer
Name:	MaryAnn Spencer
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: 1,250,000.00

HARBOUR TOWN FUNDING LLC, as New Tranche B Term Loan Lender

By /s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

New Tranche B Term Loan Refinancing Commitment: $1,250,000.00

Third Amended and Restated Credit Agreement

Bangkok Bank PCL, as New Tranche B Term Loan Lender

By /s/ Piyaratana Condron
Name:	Piyaratana Condron
Title:	Vice President and Manager

New Tranche B Term Loan Refinancing Commitment: $3,125,000.00

[to be completed by each New Tranche B Term Loan Lender]

Bank of Montreal, as New Tranche B Term Loan Lender

By /s/ Peter Konigsmann
Name:	Peter Konigsmann
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $5,375,000.00

[to be completed by each New Tranche B Term Loan Lender]

Bank of Montreal, as New Tranche B Term Loan Lender

By /s/ S. Valia
Name:	S. Valia
Title:	MD [Managing Director]

New Tranche B Term Loan Refinancing Commitment: $1,250,000

[to be completed by each New Tranche B Term Loan Lender]

Hamilton Floating Rate Fund, LLC, as New Tranche B Term Loan Lender

By /s/ Dean Stephan
Name:	Dean Stephan
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: $3,125,000

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender Carlyle High Yield Partners II, Ltd.

By /s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: $1,250,000.00

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender Carlyle Loan Opportunity Fund

By /s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: $1,250,000.00

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender Carlyle High Yield Partners VI, Ltd.

By /s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: $2,000,000.00

[to be completed by each New Tranche B Term Loan Lender]

Sierra CLO I LTD, as New Tranche B Term Loan Lender

By /s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, Centre Pacific LLP (Manager)

New Tranche B Term Loan Refinancing Commitment: $2,500,000.00

[to be completed by each New Tranche B Term Loan Lender]

CITIBANK, N.A., as New Tranche B Term Loan Lender

By /s/ James Nessel
Name:	James Nessel
Title:	Director

New Tranche B Term Loan Refinancing Commitment: $2,000,000

CoBank, ACB, as New Tranche B Term Loan Lender

By /s/ Sushim R. Shah
Name:	Sushim R. Shah
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $31,875,000.00

[to be completed by each New Tranche B Term Loan Lender]

Credit Industriel et Commercial as New Tranche B Term Loan Lender

By /s/ Anthony Rock /s/ Brian O'Leary
Name:	Anthony Rock Brian O'Leary
Title:	Vice President Vice President

New Tranche B Term Loan Refinancing Commitment: $5,000,000

[to be completed by each New Tranche B Term Loan Lender]

Atrium II, as New Tranche B Term Loan Lender

By /s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

New Tranche B Term Loan Refinancing Commitment: $2,000,000.00

[to be completed by each New Tranche B Term Loan Lender]

CSAM FUNDING IV, as New Tranche B Term Loan Lender

By /s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

New Tranche B Term Loan Refinancing Commitment: $2,000,000.00

[to be completed by each New Tranche B Term Loan Lender]

ERSTE BANK NEW YORK, as New Tranche B Term Loan Lender

By /s/ Paul Judicke
Name:	Paul Judicke
Title:	Director Erste Bank New York Branch

New Tranche B Term Loan Refinancing Commitment: $5,995,332.17

By /s/ John Fay
John Fay
Vice President Erste Bank New York Branch

Farm Credit Services of Mid-America, PCA, as New Tranche B Term Loan Lender

By /s/ Gregory A. Beachy
Name:	Gregory A. Beachy
Title:	Vice President-Risk Management

New Tranche B Term Loan Refinancing Commitment: $1,562,500.00

FLEET NATIONAL BANK, a Bank of America Company, as New Tranche B Term Loan Lender

By /s/ Colleen O'Brien
Name:	Colleen O'Brien
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $3,333,333.33

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER], as New Tranche B Term Loan Lender Franklin Floating Rate Trust Franklin CLO II, Limited Franklin CLO III, Limited Franklin CLO IV, Limited

By /s/ Tyler Chan
Name:	Tyler Chan
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $9,687,500

General Electric Capital Corporation, as New Tranche B Term Loan Lender

By /s/ Robert M. Kadlick
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

New Tranche B Term Loan Refinancing Commitment: $25,000,000.00

[to be completed by each New Tranche B Term Loan Lender]

JP MORGAN CHASE BANK, as New Tranche B Term Loan Lender

By /s/ Eugene O'Neill
Name:	Eugene O'Neill
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $4,375,000.00

[to be completed by each New Tranche B Term Loan Lender]

Metropolitan Life Insurance Company, as New Tranche B Term Loan Lender

By /s/ Scott Inglis
Name:	Scott Inglis
Title:	Managing Director

New Tranche B Term Loan Refinancing Commitment: $12,500,000

[to be completed by each New Tranche B Term Loan Lender]

Metlife Bank National Association, as New Tranche B Term Loan Lender

By /s/ Lawrence Truglio
Name:	Lawrence Truglio
Title:	Director

New Tranche B Term Loan Refinancing Commitment: $3,125,000

[to be completed by each New Tranche B Term Loan Lender]

Morgan Stanley Prime Income Trust, as New Tranche B Term Loan Lender

By /s/ Elizabeth Bodisch
Name:	Elizabeth Bodisch
Title:	Authorized Signatory

New Tranche B Term Loan Refinancing Commitment: $2,500,000.00

[to be completed by each New Tranche B Term Loan Lender]

[SPECIFY LENDER] Mountain Capital CLO 1 Ltd., as New Tranche B Term Loan Lender

By /s/ Chris Siddons
Name:	Chris Siddons
Title:	Director

New Tranche B Term Loan Refinancing Commitment: $3,125,000

NATIONAL CITY BANK, as New Tranche B Term Loan Lender

By /s/ Tony J. Daher
Name:	Tony J. Daher
Title:	Assist. Vice President

New Tranche B Term Loan Refinancing Commitment: $7,083,333

NUVEEN SENIOR INCOME FUND, as a Lender By: Symphony Asset Management LLC

By /s/ Larry Mason
Name:	Larry Mason
Title:	Portfolio Manager

New Tranche B Term Loan Refinancing Commitment: $1,875,000.00

Octagon Investment Partners III, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager, as New Tranche B Term Loan Lender

By /s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

New Tranche B Term Loan Refinancing Commitment: $5,833,333.33

Octagon Investment Partners IV, Ltd. By: Octagon Credit Investors, LLC as collateral manager, as New Tranche B Term Loan Lender

By /s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

New Tranche B Term Loan Refinancing Commitment: $1,666,666.67

Octagon Investment Partners V, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager, as New Tranche B Term Loan Lender

By /s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

New Tranche B Term Loan Refinancing Commitment: $2,500,000.00

Octagon Investment Partners VI, Ltd. By: Octagon Credit Investors, LLC as collateral manager, as New Tranche B Term Loan Lender

By /s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

New Tranche B Term Loan Refinancing Commitment: $2,500,000.00

[to be completed by each New Tranche B Term Loan Lender]

Dryden III Leveraged Loan CDO 2002 By: Prudential Investment Management, Inc., as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ B. Ross Smeed
Name:	B. Ross Smeed
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $2,500,000

[to be completed by each New Tranche B Term Loan Lender]

Dryden V Leveraged Loan CDO 2003 By: Prudential Investment Management, Inc., as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ B. Ross Smeed
Name:	B. Ross Smeed
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $2,500,000

[to be completed by each New Tranche B Term Loan Lender]

Dryden VII Leveraged Loan CDO 2004 By: Prudential Investment Management, Inc., as Collateral Manager, as New Tranche B Term Loan Lender

By /s/ B. Ross Smeed
Name:	B. Ross Smeed
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $1, 250,000

[to be completed by each New Tranche B Term Loan Lender]

Loan Funding V, LLC By: Prudential Investment Management, Inc., as Portfolio Manager, as New Tranche B Term Loan Lender

By /s/ B. Ross Smeed
Name:	B. Ross Smeed
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $2,875,000

[to be completed by each New Tranche B Term Loan Lender]

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank International," New York Branch, as New Tranche B Term Loan Lender

By /s/ Betty Mills
Name:	Betty Mills
Title:	Executive Director

By /s/ Rebecca Morrow
Name:	Rebecca Morrow
Title:	Executive Director
New Tranche B Term Loan Refinancing Commitment: $3,125,000

[to be completed by each New Tranche B Term Loan Lender]

The Sumitomo Trust & Banking Co., Ltd., New York Branch, as New Tranche B Term Loan Lender

By /s/ Elizabeth A. Quirk
Name:	Elizabeth A. Quirk
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $5,208,333.33

[to be completed by each New Tranche B Term Loan Lender]

KZH Soleil LLC

By /s/ Dorian Herrera
Name:	Dorian Herrera
Title:	Authorized Agent

New Tranche B Term Loan Refinancing Commitment: $1,316,250.00

[to be completed by each New Tranche B Term Loan Lender]

KZH Soleil-2 LLC

By /s/ Dorian Herrera
Name:	Dorian Herrera
Title:	Authorized Agent

New Tranche B Term Loan Refinancing Commitment: $2,632,500.00

[to be completed by each New Tranche B Term Loan Lender]

TORONTO DOMINION (NEW YORK), INC. as New Tranche B Term Loan Lender

By /s/ Stacey Malek
Name:	Stacey Malek
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $1,875,000.00

[to be completed by each New Tranche B Term Loan Lender]

C-SQUARED CDO LTD By: TCW Advisors, Inc., as its Portfolio Manager, as New Tranche B Term Loan Lender

By /s/ G. Steven Kalin
Name:	G. Steven Kalin
Title:	Senior Vice President

New Tranche B Term Loan Refinancing Commitment: $1,250,000.00

[to be completed by each New Tranche B Term Loan Lender]

KZH CRESCENT-2 LLC

By /s/ Dorian Herrera
Name:	Dorian Herrera
Title:	Authorized Agent

New Tranche B Term Loan Refinan cing Commitment: $1,250,000.00

[to be completed by each New Tranche B Term Loan Lender]

KZH CRESCENT-3 LLC

By /s/ Dorian Herrera
Name:	Dorian Herrera
Title:	Authorized Agent

New Tranche B Term Loan Refinancing Commitment: $625,000.00

[to be completed by each New Tranche B Term Loan Lender]

CELERITY CLO LIMITED By: TCW Advisors, Inc., As Agent, as New Tranche B Term Loan Lender

By /s/ G. Steven Kalin

Name:	G. Steven Kalin
Title:	Senior Vice President

By /s/ Richard F. Kurth

Name:	Richard F. Kurth
Title:	Senior Vice President

New Tranche B Term Loan Refinancing Commitment: $625,000.00

[to be completed by each New Tranche B Term Loan Lender]

TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc., as its Collateral Manager, as New Tranche B Term Loan Lender

By /s/ G. Steven Kalin
Name:	G. Steven Kalin
Title:	Senior Vice President

New Tranche B Term Loan Refinancing Commitment: $1,250,000.00

[to be completed by each New Tranche B Term Loan Lender]

FIRST 2004-I CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager, as New Tranche B Term Loan Lender

By /s/ G. Steven Kalin
Name:	G. Steven Kalin
Title:	Senior Vice President

New Tranche B Term Loan Refinancing Commitment: $1,875,000.00

UBS AG, Stamford Branch, as New Tranche B Term Loan Lender

By /s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director Banking Products Services, US

By /s/ Salloz Sikka
Name:	Salloz Sikka
Title:	Associate Director Banking Products Services, US

New Tranche B Term Loan Refinancing Commitment: $1,250,000

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp., as New Tranche B Term Loan Lender

By /s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

New Tranche B Term Loan Refinancing Commitment: $6,375,000

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Investment Advisory Corp., as New Tranche B Term Loan Lender

By /s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

New Tranche B Term Loan Refinancing Commitment: $1,250,000

[to be completed by each New Tranche B Term Loan Lender]

Wachovia Bank, N.A., as New Tranche B Term Loan Lender

By /s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $6,250,000.00

Wells Fargo Bank, N.A., as New Tranche B Term Loan Lender

By /s/ Michelle Saenz
Name:	Michelle Saenz
Title:	Vice President

New Tranche B Term Loan Refinancing Commitment: $6,250,000.00